EXHIBIT 32.1
ULTRA CLEAN HOLDINGS, INC.
SARBANES-OXLEY ACT SECTION 906 CERTIFICATION
In connection with this Annual Report on Form 10-K of Ultra Clean Holdings, Inc. for the fiscal year ended December 26, 2025, (the “Report”), I, James Xiao, the Chief Executive Officer of Ultra Clean Holdings, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Ultra Clean Holdings, Inc. for the periods presented therein.
Date: February 23, 2026

/s/ James Xiao
James Xiao Chief Executive Officer